UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2023

VIVINT SMART HOME, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38246	98-1380306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4931 North 300 West Provo, UT	84604
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 377-9111

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VVNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 17, 2020 (reconvened from December 18, 2019 and January 14, 2020), Mosaic Acquisition Corp. (“MOSC”), the predecessor to Vivint Smart Home, Inc. (the “Company”), held a special meeting of stockholders (the “MOSC special meeting”) to approve certain matters relating to the business combination between MOSC and Legacy Vivint Smart Home, Inc. (known at the time as Vivint Smart Home, Inc.). One of these matters was a proposal (the “Share Authorization Proposal”) to increase the total number of authorized shares of MOSC’s common stock, par value $0.0001 per share (the “common stock”), from 220,000,000 shares to 3,000,000,000 shares, which included an increase in the number of shares of the series of common stock designated as “Class A common stock” (the “Class A common stock”) from 200,000,000 shares to 3,000,000,000 shares and the elimination of the series of common stock designated as “Class F common stock” following the conversion thereof into Class A common stock at the completion of the business combination (the “Class F common stock”). The Share Authorization Proposal was approved by a majority of the shares of common stock voting together as a single class (95.6% of shares voted), including a majority of the shares of Class A common stock (94.3% of shares voted) and a majority of the shares of Class F common stock (100% of shares voted), that were outstanding as of the record date for the MOSC special meeting. After the MOSC special meeting, MOSC and Legacy Vivint Smart Home, Inc. closed the business combination, and MOSC changed its name to Vivint Smart Home, Inc.

As of January 18, 2023, the Company had 214,693,613 shares of Class A common stock issued and outstanding, as well as a significant number of additional shares of Class A common stock issuable upon conversion, exercise, or settlement of outstanding private placement warrants, restricted stock units and stock appreciation rights.

A recent ruling by the Delaware Court of Chancery (the “Court of Chancery”) introduces uncertainty as to whether the approval obtained by the Company (and other companies that similarly obtained stockholder approval of proposals akin to the Share Authorization Approval) to approve the Share Authorization Proposal was sufficient under Section 242(b)(2) of the Delaware General Corporation Law (the “DGCL”), which may have required the Share Authorization Proposal to be approved by separate votes of the majority of MOSC’s then-outstanding shares of Class A common stock and the majority of MOSC’s then-outstanding shares of Class F common stock.

To resolve potential uncertainty with respect to the Company’s capital structure, and consistent with the approach taken by certain other similarly situated companies, the Company has filed a petition in the Court of Chancery under Section 205 of the DGCL to seek validation of the approval of the Share Authorization Proposal and the shares issued in reliance on such approval. Section 205 of the DGCL permits the Court of Chancery, in its discretion, to ratify and validate potentially defective corporate acts.

As previously disclosed, on December 6, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, NRG Energy, Inc., a Delaware corporation (“Parent”), and Jetson Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent. The parties continue to expect the Merger to close in the first quarter of 2023, subject to customary closing conditions.

Forward-Looking Statements.

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. The Company cautions readers of this filing that such “forward-looking statements” are necessarily estimates reflecting the judgment of the Company’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward-looking statements.” With respect to the matters addressed in this filing, no assurances can be made regarding the outcome of the Company’s proceeding pursuant to Section 205 of the DGCL.

Factors that could cause the Company’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the proposed Merger due to the failure to satisfy other conditions to completion of the proposed Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed Merger on the Company’s relationships with its customers, operating results and business generally; the risk that the proposed Merger will not be consummated in a timely manner; the risk that actual costs could exceed the expected costs of the proposed Merger; the duration and scope of the evolving COVID-19 pandemic and its impact on the Company’s liquidity and capital resources, including on the Company’s customers and timing of payments, the sufficiency of credit facilities, and the Company’s compliance with lender covenants; the ineffectiveness of steps the Company takes to reduce operating costs; risks of the smart home and security industry, including risks of and publicity surrounding the sales, subscriber origination and retention process; the highly competitive nature of the smart home and security industry and product introductions and promotional activity by the Company’s competitors; the impact of litigation, complaints, product liability claims and/or adverse publicity; the impact of changes in consumer spending patterns, consumer preferences, local, regional, and national economic conditions, crime, geopolitical tensions, weather, and demographic trends; the impact of changes to prevailing economic conditions, including increasing interest rates, rising inflation and the expiration of federal, state and local economic stimulus programs; adverse publicity and product liability claims; increases and/or decreases in utility and other energy costs and increased costs related to utility or governmental requirements; cost increases or shortages in smart home and security technology products or components including disruptions in the Company’s supply chains; the introduction of unsuccessful new Smart Home Services; risks related to privacy and data protection laws, privacy or data breaches, or the loss of data; the impact on the Company’s business, results of operations, financial condition, regulatory compliance and customer experience of the Vivint Flex Pay plan; risks related to the Company’s exposure to variable rates of interest with respect to its revolving credit facility and term loan facility; the Company’s inability to maintain effective internal control over financial reporting; and the Company’s inability to attract and retain employees due to labor shortages.

For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 1, 2022, in the Company’s most recent Quarterly Report on Form 10-Q, filed with the SEC on November 9, 2022, and in subsequent SEC filings.

The Company’s forward-looking statements speak only as of the date of this filing or as of the date they are made. Except as may be required by applicable law, the Company disclaims any intent or obligation to update any “forward-looking statement” made in this filing to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It.

This communication is being made in respect of the proposed acquisition of the Company by Parent. In connection with the proposed Merger, the Company has filed with the SEC and furnished to the Company’s stockholders an information statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the information statement and any other documents to be filed with the SEC in connection with the proposed Merger or incorporated by reference in the information statement because they contain important information about the proposed Merger.

Investors are able to obtain free of charge the information statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the information statement and the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Exchange Act are available free of charge through the Company’s website at https://investors.vivint.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVINT SMART HOME, INC.

By:	/s/ Garner B. Meads, III
Name: Garner B. Meads, III
Title: Chief Legal Officer and Secretary

Date: February 9, 2023